UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2021

MESA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-11740 (Commission File Number)	84-0872291 (I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, Colorado (Address of principal executive offices)	80228 (Zip Code)

Registrant’s telephone number, including area code: 303-987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, no par value	MLAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 20, 2021, Mesa Laboratories, Inc. (“Mesa”) completed the acquisition of Agena Bioscience, Inc. (“Agena”) pursuant to the terms of the previously announced Agreement and Plan of Merger dated September 13, 2021 (the “Merger Agreement”), among Mesa, Agena, Telegraph Hill Partners Management Company, LLC as the security holders’ representative, and Sky Bearer Corp., a Delaware corporation and wholly owned subsidiary of Mesa (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into Agena (the “Merger”), with Agena surviving the Merger and becoming a wholly owned subsidiary of Mesa.

Mesa funded the acquisition and transactions relating thereto with cash on hand. As disclosed in item 2.03 below, Mesa drew on its existing line of credit for cash funds necessary to complete the acquisition. The outstanding shares of Agena’s capital stock were converted into the right to receive an aggregate of $300 million (the “Cash Consideration”), subject to customary purchase price adjustments.

The description of the effects of the Merger Agreement and the transactions contemplated by the Merger Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Mesa’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 14, 2021 and which is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On October 18, 2021, Mesa drew $70.0 million under its existing Credit Facility, and, as of the date hereof, there is $70.0 million outstanding under the Credit Facility. Generally, amounts outstanding under the Credit Agreement bear interest at either a base rate or a Eurodollar rate, plus an applicable spread. The Credit Facility matures on March 5, 2025.

The description of the Credit Facility in this Item 2.03 is qualified entirely by reference to the full text of the four-year senior secured credit agreement, a copy of which was filed with Mesa’s Form 8-K on March 8, 2021.

ITEM 7.01 REGULATION FD DISCLOSURE

On October 20, 2021, Mesa issued a press release announcing the completion of the acquisition of Agena. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, is hereby furnished pursuant to this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired
Financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K (this “Report”) no later than 71 days following the date that this Report is required to be filed.

(b)	Pro Forma Financial Information
Pro forma financial information will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.

(c)	Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger by and Among Mesa Laboratories, Inc., Sky Bearer Corp., Agena Bioscience, Inc., and Telegraph Hill Partners Management Company, LLC as the Securityholders’ Representative (incorporated by reference to Exhibit 2.1 to Mesa’s Current Report on Form 8-K filed with the SEC on September 14, 2021).

99.1	Press Release by Mesa Laboratories, Inc. dated October 20, 2021
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: October 21, 2021		Mesa Laboratories, Inc.
(Registrant)

	BY:	/s/ Gary M. Owens
Gary M. Owens
President and Chief Executive Officer